UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2014

Howard Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Howard Bancorp, Inc. (the “Company”) on October 23, 2014 (the “Original Report”) in which the Company reported the completion of the acquisition of substantially all deposits and certain other liabilities and the purchase of certain assets of NBRS Financial Bank (“NBRS”) by the Company’s bank subsidiary, Howard Bank, on October 17, 2014 (the “NBRS Acquisition”). This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of NBRS as of and for the years ended December 31, 2013 and 2012, including the reports of its independent accounting firm, Stegman & Company for years ended December 31, 2013 and December 31, 2012, and the unaudited financial statements of NBRS as of and for the nine months ended September 30, 2014 and 2013 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma effect of the NBRS Acquisition on the Company is described in the unaudited pro forma condensed combined balance sheet of the Company at September 30, 2014, the unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2014 and for the year ended December 31, 2013, and the notes thereto that are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

	By:	/s/ George C. Coffman
	Name:	George C. Coffman
Date: December 22, 2014	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23	Consent of Stegman & Company

99.1	Audited financial statements of Rising Sun Bancorp and Subsidiaries for the years ended December 31, 2013 and December 31, 2012.

99.2	Unaudited financial statements of Rising Sun Bancorp and Subsidiaries for the nine months ended September 30, 2014 and September 30, 2013.

99.3	Unaudited pro forma condensed combined consolidated financial statements as of September 30, 2014, for the nine months ended September 30, 2014 and for the year ended December 31, 2013.